City National Rochdale Structured Claims Fixed Income Fund, LLC
SCHEDULE OF INVESTMENTS, December 31, 2019 (Unaudited)

		Percentage of
	Long-Term Investment:	Members' Capital	Cost [5]		Fair Value

	Crescit Eundo Finance I, LLC Note, 8.10%, Series 2009-A,	99.46%	$16,809,737	[5]	$17,518,269
	February 15, 2040, at value [1,2,3]

	Short-Term Investment:

	Money Market Fund:
	First American Government Obligations Fund - Class Z, 1.47% [4]	1.88	330,367		330,367

	Total Investments	101.34%	$17,140,104		$17,848,636

[1]	Illiquid restricted security.

[2]	Fair valued by Valuation Committee as delegated by the Fund's Board of Managers.

3	Principal amount of note is equal to cost.

[4]	7-day yield.

[5]	Tax cost of investments is the same.

City National Rochdale Structured Claims Fixed Income Fund, LLC
SCHEDULE OF INVESTMENTS, December 31, 2019 (Unaudited), Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments at December 31, 2019:

	Level 1	Level 2	Level 3	Total

Long-Term Investment
Promissory Note	$-	$-	$17,518,269	$17,518,269

Short-Term Investment
Money Market Fund	330,367	-	-	330,367

Total Investments	$330,367	$-	$17,518,269	$17,848,636

Level 3 Reconciliation Disclosure

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using significant unobservable inputs (Level 3) during the period ended December 31, 2019:

Investment in Security
Balance, September 30, 2019	$17,855,274
Realized gain/(loss)	-
Change in unrealized fair value	37,196
Purchases	-
Principal payments	(374,201)
Balance, December 31, 2019	$17,518,269
Change in unrealized appreciation/depreciation
for Level 3 instrument held at December 31, 2019	$37,196

Quantitative Information about Level 3 Fair Value Measurements held in the Fund:

	Fair Value at	Valuation	Unobservable	Range (Average)
Description	December 31, 2019	Technique	Input	Value
Promissory Note	$17,518,269	Discounted	Discount Rate	7.51% - 7.59%
		Cash Flow		(7.53%)

An increase in the discount rate used would result in a lower fair value measurement.

Restricted securities include securities that have not been registered under the Securities Act, and securities that are subject to restrictions on resale.  The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with  procedures adopted by the Board.  It is possible that the estimated value may differ significantly  from the amount that might ultimately be realized in the near term, and the difference could be material.  At December 31, 2019, the Fund was invested in one restricted security: Crescit Eundo Finance I, LLC Note fair valued at $17,518,269 constituting 99.46% of the Fund's net assets, acquired February 24, 2010 with a cost basis of $16,809,737.

City National Rochdale Structured Claims Fixed Income Fund, LLC
SCHEDULE OF INVESTMENTS, December 31, 2019 (Unaudited), Continued

Summary of Fair Value Exposure

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, and a discussion in changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

All investments are carried at fair value. The Board has delegated fair value determinations to the Adviser. The Adviser has formed an internal Fair Value Committee (the “Committee”) to monitor and implement the fair valuation process with respect to the Fund. The Fund invested substantially all of its investable assets in the Crescit Eundo Finance I, LLC 8.10% Fixed Rate Note, Series 2009-A, which is represented by one certificate (“Note”).

Market quotations are not readily available for the Note. The Note is issued by Crescit Eundo Finance I, LLC, a special purpose entity, which holds interests in a trust that owns a pool of receivables from various insurance companies (the “Annuity Providers”). The receivable are based on and secured by rights to payments pursuant to underlying settlement agreements of legal claims. Except in certain instances of misrepresentations and warranties by the seller of the underlying settlement agreements, the Fund’s right to payment of the Note is secured by the Fund’s interests in the trust and right to receivable payments.

A discounted cash flow analysis is used to determine the fair value of the Note on a monthly basis.  All future cash inflows are estimated and discounted to arrive at the Note’s fair value. The inputs into the discounted cash flow model are discussed below.

City National Rochdale Structured Claims Fixed Income Fund, LLC
SCHEDULE OF INVESTMENTS, December 31, 2019 (Unaudited), Continued

The cash flow to the Fund generated by the Note is estimated based on the cash flows projected by the Annuity Providers at the time the Notes were purchased by the Fund. The Committee will adjust such estimated cash flows, if necessary, based on the following types of information obtained by the Adviser:

· Information relating to the financial position of the Special Purpose Entity, the trust, and their affiliates.

· Information regarding the Annuity Providers (including the credit ratings of the Annuity Providers).

· Information regarding the cash flows underlying the settlement receivables from the Annuity Providers.

· The occurrence of any significant market or company specific event that may affect any of the foregoing or the structured settlement industry.

The discount rate used in the analysis is computed as the total of (i) the current Barclays Capital US Investment Grade Credit Insurance Index (yield-to-worst) (the “Barclays Index”), plus (ii) a liquidity premium adjustment, plus (iii) a credit adjustment.

The liquidity premium adjustment is a factor meant to reflect the discount from the Barclays Index rate that would be used by the market in determining the value of the receivable payments from the Annuity Providers in connection with the sale or liquidation of the receivable payments. Based on the historical experience over the long term, this factor will range from 2% to 4%. Upon acquisition of the Note, the initial liquidity premium adjustment was established at 2.25%. The 2.25% factor is adjusted monthly in the same proportion as the current level of the Barclays Index varies from 5.5%, which is the long-term average of the Barclays Index. As of December 31, 2019, the Barclays Index was 3.09% and the liquidity premium adjustment was 4.00%.

The credit adjustment is a factor meant to reflect the discount that would be used by the market in determining the value of the receivable payments that the Fund is entitled to receive based on the nature and structure of the underlying legal claim settlement agreements.  As of December 31, 2019, the Committee has established the adjustment as 0.50%.